                                                                    Exhibit 4.1

NUMBER                                                                  SHARES

                       AuTologous
                   WOUND THERAPY, INC.

                                                              SEE REVERSE FOR
   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     CERTAIN DEFINITIONS


                        COMMON STOCK                         CUSIP  232838105


THIS CERTIFIES THAT:




is owner of


       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001
                             PAR VALUE EACH OF

                      AuTologous WOULD THERAPY, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                   COUNTERSIGNED:

                                                              STOCKTRANS, INC.,
DATED:                                 7 EAST LANCASTER AVE., ARDMORE, PA 19003
                                                                 TRANSFER AGENT

AUTOLOGOUS WOUND THERAPY, INC.
     CORPORATE                     BY:
     SEAL 1988
     DELAWARE
                                                           AUTHORIZED SIGNATURE


     /s/ [Illegible]                /s/ Dennis G. Hendren
      SECRETARY                            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                 UNIF GIFT MIN ACT -          Custodian
   TEN ENT - as tenants by the entireties                           -----------------------------
   JT TEN  - as joint tenants with right of                          (Cust)               (Minor)
             survivorship and not as tenants                        under Uniform Gifts to Minors
             in common
                                                                          Act __________
                                                                                 (State)


    Additional abbreviations may also be used though not in the above list.


     For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                                  _____________________________________________
                                  NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS. RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON
THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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